UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2025
NAUTILUS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39434 (Commission File Number)	98-1541723 (I.R.S. Employer Identification No.)

2701 Eastlake Avenue East Seattle, Washington (Address of principal executive offices)	98102 (Zip code)
(206) 333-2001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NAUT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 27, 2025, Nautilus Biotechnology, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and fiscal year ended December 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Current Report under Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Reclassification

As previously reported, on January 27 and 28, 2025, each of Vijay Pande and Michael Altman, respectively, informed the Company that he will not stand for re-election to the Company’s board of directors (the “Board”) at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”).

In connection with each of Dr. Pande’s and Mr. Altman’s decision not to stand for re-election at the Annual Meeting, in order to maintain all classes of the Board as nearly equal in number as is practicable, on February 24, 2025, Matthew McIlwain agreed to resign as a Class II director, effective as of the opening of the polls for the election of Class I directors at the Annual Meeting, and to stand for election to the Board as a Class I director at the Annual Meeting. In connection therewith, the Board has nominated Matthew McIlwain for election as a Class I director at the Annual Meeting, as well as current Class I director Sujal Patel. Mr. McIlwain’s agreement to resign is solely to maintain the size of each class of directors as nearly equal in number as is practicable and to stand for election as a Class I director at the Annual Meeting and, subject to his election to the Board as a Class I director at the Annual Meeting, his service on the Board will continue uninterrupted without any break in service.

Also in connection with the decisions by Dr. Pande and Mr. Altman not to stand for re-election to the Board at the Annual Meeting, the Board has approved decreasing the authorized number of directors to seven (7) directorships, effective upon the opening of the polls for the election of Class I directors at the Annual Meeting, consisting of two Class I directorships, two Class II directorships and three Class III directorships.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release dated February 27, 2025.
104	Cover page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2025

NAUTILUS BIOTECHNOLOGY, INC.

By:	/s/ Sujal Patel
Name:	Sujal Patel
Title:	Chief Executive Officer